                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

                                  July 23, 1998
                                 Date of Report
                       (Date of Earliest Event Reported)


                             TAVA TECHNOLOGIES, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


       Colorado                        0-19167                  84-1042227
 ----------------------------------  --------------         ------------------
(State  or  other  jurisdiction  of  (Commission            (I.R.S.   Employer
incorporation or organization)          File No.)              I. D. Number)


7887  E.   Belleview   Avenue,   Suite  820
         Englewood,   Colorado                                  80111
--------------------------------------------                   --------
(Address   of principal executive offices)                    (zip code)


                                 (303) 771-9794
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On July 23, 1998 the Company announced material business developments. The Company's Press Release dated July 23, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibits. The following exhibit is filed with this Report:

                  20.1     Press Release dated July 23, 1998



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TAVA Technologies, Inc.



Date: July 23, 1998                    By:/s/ John Jenkins
                                          ------------------
                                          John Jenkins, President and CEO